Exhibit 32.1

Intec Pharma Ltd.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Intec Pharma Ltd. (the “Company”) on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey A. Meckler, Chief Executive Officer and Vice Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey A. Meckler
Jeffrey A. Meckler
Chief Executive Officer and Vice Chairman

Date: May 17, 2021